EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of U.S. Gold Corp . (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Edward M. Karr , the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 30, 2018	By:	/s/ Edward M. Karr
Edward M. Karr
Chief Executive Officer